UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 17, 2006

DAG Media, Inc.

(Exact Name of Registrant as Specified in Charter)

New York	000-25991	13-3474831
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125-10 Queens Boulevard, Kew Gardens, NY	11415
(Address of Principal Executive Offices)	(Zip Code)

(718) 520-1000
(Registrant’s telephone number, including area code)

Not applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).
|_|	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12).
|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 24, 2006, DAG Media, Inc. (the “Company”) furnished a Form 8-K under Item 5.02. The Company is filing this Amendment No. 1 to Form 8-K to make certain corrections to the disclosure contained under Item 5.02 of Form 8-K. Accordingly, Yael Shimor-Golan, Chief Financial Officer, Treasurer and Secretary of the Company will continue her employment with the Company until the Company’s annual report on Form 10-KSB for the year ended December 31, 2005 (the “Form 10-KSB”) is filed with the Securities and Exchange Commission. Upon completing the filing of the Form 10-KSB, Mrs. Shimor-Golan’s employment with the Company will immediately terminate.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

None

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DAG MEDIA, INC.

Dated: March 7, 2006	By: /s/ Assaf Ran
Name: Assaf Ran
Title: President and Chief Executive Officer